Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Twelve Months Ended
	December 31, 2008	December 31, 2007
	(In Millions, Except Per Share Amounts)
Revenues:
Timber	$752	$782
Real Estate	432	402
Manufacturing	405	471
Other	25	20

Total Revenues	1,614	1,675

Costs and Expenses:
Cost of Goods Sold:
Timber	542	523
Real Estate	178	144
Manufacturing	435	454
Other	2	3

Total Cost of Goods Sold	1,157	1,124
Selling, General and Administrative	128	127

Total Costs and Expenses	1,285	1,251

Other Operating Income (Expense), net	(1)	—

Operating Income	328	424

Equity Earnings from Timberland Venture	15	—

Interest Expense, net:
Interest Expense (Debt Obligations to Third Parties)	134	147
Interest Expense (Note Payable to Timberland Venture)	14	—

Total Interest Expense, net	148	147

Gain on Extinguishment of Debt	11	—

Income before Income Taxes	206	277

Benefit for Income Taxes	(27)	(3)

Income From Continuing Operations	233	280

Gain on Sale of Properties, net of tax	—	2

Net Income	$233	$282

Per Share Amounts:

Income From Continuing Operations - Basic	$1.37	$1.60
Income From Continuing Operations - Diluted	$1.37	$1.60

Net Income per Share - Basic	$1.37	$1.61
Net Income per Share - Diluted	$1.37	$1.61

Weighted Average Number of Shares Outstanding
- Basic	170.3	174.5
- Diluted	170.7	175.0

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Quarter Ended
	December 31, 2008	December 31, 2007
	(In Millions, Except Per Share Amounts)
Revenues:
Timber	$165	$193
Real Estate	215	198
Manufacturing	75	108
Other	6	5

Total Revenues	461	504

Costs and Expenses:
Cost of Goods Sold:
Timber	122	132
Real Estate	109	75
Manufacturing	90	105
Other	—	1

Total Cost of Goods Sold	321	313
Selling, General and Administrative	34	36

Total Costs and Expenses	355	349

Other Operating Income (Expense), net	(3)	—

Operating Income	103	155

Equity Earnings from Timberland Venture	15	—

Interest Expense, net:
Interest Expense (Debt Obligations to Third Parties)	29	38
Interest Expense (Note Payable to Timberland Venture)	14	—

Total Interest Expense, net	43	38

Gain on Extinguishment of Debt	11	—

Income before Income Taxes	86	117

Benefit for Income Taxes	(9)	(1)

Net Income	$95	$118

Per Share Amounts:

Net Income per Share - Basic	$0.57	$0.68
Net Income per Share - Diluted	$0.57	$0.68

Weighted Average Number of Shares Outstanding
- Basic	167.2	172.3
- Diluted	167.4	172.8

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	December 31, 2008	December 31, 2007
	(In Millions, Except Per Share Amounts)
ASSETS
Current Assets:
Cash and Cash Equivalents	$369	$240
Accounts Receivable	22	33
Like-Kind Exchange Funds Held in Escrow	48	—
Taxes Receivable	23	4
Inventories	74	82
Deferred Tax Asset	11	7
Real Estate Development Properties	4	5
Assets Held for Sale	137	64
Other Current Assets	11	21

	699	456

Timber and Timberlands, net	3,638	3,949
Property, Plant and Equipment, net	177	202
Equity Investment in Timberland Venture	199	—
Investment in Grantor Trusts (at Fair Value)	25	27
Other Assets	42	30

Total Assets	$4,780	$4,664

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$158	$147
Accounts Payable	35	48
Interest Payable	30	29
Wages Payable	28	25
Taxes Payable	18	23
Deferred Revenue	17	13
Other Current Liabilities	21	18

	307	303

Long-Term Debt	1,793	1,820
Line of Credit	231	556
Note Payable to Timberland Venture	783	—
Deferred Tax Liability	4	20
Other Liabilities	90	64

Total Liabilities	3,208	2,763

Commitments and Contingencies

STOCKHOLDERS’ EQUITY

Preferred Stock, $0.01 par value, authorized shares - 75.0, outstanding - none	—	—
Common Stock, $0.01 par value, authorized shares - 300.6, outstanding (net of Treasury Stock) - 166.0 at December 31, 2008, and 172.3 at December 31, 2007	2	2
Additional Paid-In Capital	2,225	2,204
Retained Earnings	149	202
Treasury Stock, at cost, Common Shares - 21.5 at December 31, 2008, and 14.6 at December 31, 2007	(773)	(509)
Accumulated Other Comprehensive Income (Loss)	(31)	2

Total Stockholders’ Equity	1,572	1,901

Total Liabilities and Stockholders’ Equity	$4,780	$4,664

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Twelve Months Ended
	December 31, 2008	December 31, 2007
	(In Millions)
Cash Flows From Operating Activities:
Net Income	$233	$282
Adjustments to Reconcile Net Income to
Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	135	134
(includes $10 Lumber Impairment Loss in 2008 and $4 Loss Related to Forest Fires in 2007)
Basis of Real Estate Sold	149	108
Equity Earnings from Timberland Venture	(15)	—
Expenditures for Real Estate Development	(7)	(19)
Deferred Income Taxes	(10)	(9)
Gain on Sales of Properties and Other Assets	(3)	(2)
Gain on Extinguishment of Debt	(11)	—
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	18	—
Pension Plan Contributions	(30)	—
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	(48)	—
Other Working Capital Changes	(8)	8
Other	17	15

Net Cash Provided By Operating Activities	420	517

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(70)	(93)
Timberlands Acquired	(119)	(174)
Proceeds from Sales of Properties and Other Assets	3	3
Investment in Timberland Venture	(9)	—
Purchases of Marketable Securities	(7)	—
Other	(3)	2

Net Cash Used In Investing Activities	(205)	(262)

Cash Flows From Financing Activities:
Dividends	(286)	(294)
Borrowings on Line of Credit	1,506	2,795
Repayments on Line of Credit	(1,831)	(2,820)
Proceeds from Issuance of Long-Term Debt	250	350
Principal Payments and Retirement of Long-Term Debt	(258)	(125)
Note Payable to Timberland Venture	783	—
Proceeds from Stock Option Exercises	14	8
Acquisition of Treasury Stock	(264)	(202)

Net Cash Used In Financing Activities	(86)	(288)

Increase (Decrease) In Cash and Cash Equivalents	129	(33)
Cash and Cash Equivalents:
Beginning of Period	240	273

End of Period	$369	$240

Non-Cash Investing Activity
Contribution of Timber and Timberlands to Timberland Venture	$174	$—

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Quarter Ended
	December 31, 2008	December 31, 2007
	(In Millions)
Cash Flows From Operating Activities:
Net Income	$95	$118
Adjustments to Reconcile Net Income to
Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	26	32
Basis of Real Estate Sold	100	63
Equity Earnings from Timberland Venture	(15)	—
Expenditures for Real Estate Development	(1)	(6)
Deferred Income Taxes	1	(2)
Gain on Extinguishment of Debt	(11)	—
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	1	—
Pension Plan Contributions	(23)	—
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	21	13
Other Working Capital Changes	(7)	(10)
Other	8	5

Net Cash Provided By Operating Activities	195	213

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(23)	(34)
Timberlands Acquired	(54)	(78)
Investment in Timberland Venture	(9)	—
Purchases of Marketable Securities	(6)	—

Net Cash Used In Investing Activities	(92)	(112)

Cash Flows From Financing Activities:
Dividends	(70)	(72)
Borrowings on Line of Credit	231	616
Repayments on Line of Credit	(432)	(574)
Principal Payments and Retirement of Long-Term Debt	(208)	—
Note Payable to Timberland Venture	783	—
Proceeds from Stock Option Exercises	—	1
Acquisition of Treasury Stock	(213)	—

Net Cash Provided By (Used In) Financing Activities	91	(29)

Increase (Decrease) In Cash and Cash Equivalents	194	72
Cash and Cash Equivalents:
Beginning of Period	175	168

End of Period	$369	$240

Non-Cash Investing Activity
Contribution of Timber and Timberlands to Timberland Venture	$174	$—

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Twelve Months 2008	Twelve Months 2007
	(In Millions)
Revenues:
Northern Resources	$347	$361
Southern Resources	461	492
Real Estate	432	402
Manufacturing	405	471
Other	25	20
Eliminations	(56)	(71)

Total Revenues	$1,614	$1,675

Operating Income (Loss)
Northern Resources	$41	$58
Southern Resources	128	161
Real Estate	245	250
Manufacturing	(44)	2
Other	23	17
Other Costs and Eliminations	(64)	(64)
Other Operating Income (Expense), net	(1)	—

Total Operating Income	$328	$424

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Fourth Quarter 2008	Fourth Quarter 2007
	(In Millions)
Revenues:
Northern Resources	$84	$97
Southern Resources	95	118
Real Estate	215	198
Manufacturing	75	108
Other	6	5
Eliminations	(14)	(22)

Total Revenues	$461	$504

Operating Income (Loss)
Northern Resources	$8	$17
Southern Resources	25	35
Real Estate	104	121
Manufacturing	(20)	(1)
Other	6	4
Other Costs and Eliminations	(17)	(21)
Other Operating Income (Expense), net	(3)	—

Total Operating Income	$103	$155

Plum Creek Timber Company, Inc

Selected Operating Statistics

(Unaudited)

		2008					2007
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$29	$26	$25	$26	$26	$32	$31	$31	$30	$31
Pulpwood	$/Ton Stumpage	$10	$10	$10	$12	$10	$9	$9	$9	$9	$9

Northern Resources
Sawlog	$/Ton Delivered	$67	$68	$74	$68	$69	$71	$76	$76	$71	$73
Pulpwood	$/Ton Delivered	$39	$43	$45	$44	$43	$37	$38	$36	$38	$37

Lumber (1)	$/MBF	$366	$367	$384	$367	$371	$390	$400	$405	$410	$400
Plywood (1)	$/MSF	$398	$404	$396	$382	$397	$398	$407	$416	$399	$405
Fiberboard (1)	$/MSF	$591	$600	$610	$625	$604	$490	$529	$542	$538	$525

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,459	1,666	1,425	1,020	5,570	1,681	1,691	1,639	1,401	6,412
Pulpwood	1,000 Tons	1,976	2,221	2,089	1,741	8,027	1,954	1,901	1,841	2,020	7,716

Total Harvest		3,435	3,887	3,514	2,761	13,597	3,635	3,592	3,480	3,421	14,128

Northern Resources
Sawlog	1,000 Tons	978	739	828	821	3,366	960	789	821	1,032	3,602
Pulpwood	1,000 Tons	738	504	725	649	2,616	819	527	635	645	2,626

Total Harvest		1,716	1,243	1,553	1,470	5,982	1,779	1,316	1,456	1,677	6,228

Lumber	MBF	69,596	83,477	74,100	62,660	289,833	95,265	95,701	82,217	77,248	350,431
Plywood	MSF	68,746	68,616	62,112	37,509	236,983	72,582	72,454	69,796	62,614	277,446
Fiberboard	MSF	58,784	63,205	44,371	31,071	197,431	64,872	65,938	64,039	59,179	254,028

(1)	Represents prices at mill level.

Plum Creek Timber Company, Inc.

Land Sale Statistics

(Unaudited)

	2008					2007
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr (1)	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	17,145	13,215	14,800	47,125	92,285	8,645	21,255	30,735	16,895	77,530
Large Non-strategic	—	—	—	—	—	—	—	—	99,325	99,325
Conservation	1,015	595	39,880	134,250	175,740	4,210	480	2,650	24,505	31,845
HBU/Recreation	10,635	11,785	15,640	7,550	45,610	3,750	8,695	10,400	14,220	37,065
Development Properties	65	700	10	45	820	45	595	890	3,760	5,290
Conservation Easements	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

	28,860	26,295	70,330	188,970	314,455	16,650	31,025	44,675	158,705	251,055

Price per Acre
Small Non-strategic	$1,180	$1,285	$1,145	$745	$965	$1,445	$1,295	$1,400	$1,510	$1,400
Large Non-strategic	—	—	—	—	—	—	—	—	$705	$705
Conservation	$395	$1,555	$1,035	$1,170	$1,140	$1,740	$6,660	$2,150	$1,080	$1,340
HBU/Recreation	$2,875	$2,740	$3,220	$2,965	$2,975	$4,300	$3,150	$3,675	$3,315	$3,475
Development Properties	$5,825	$9,630	$13,130	$4,095	$8,770	$22,045	$21,260	$8,410	$7,640	$9,440
Conservation Easements	—	—	—	—	—	—	—	—	—	—

Revenue, ($ millions)
Small Non-strategic	$20	$17	$17	$35	$89	$13	$28	$43	$26	$110
Large Non-strategic	—	—	—	—	—	—	—	—	$70	$70
Conservation	—	$1	$41	$157	$200	$7	$3	$6	$26	$42
HBU/Recreation	$31	$32	$50	$22	$136	$16	$27	$38	$47	$128
Development Properties	—	$7	—	—	$7	$1	$13	$7	$29	$50
Conservation Easements	—	—	—	—	—	—	—	—	—	—

	$52	$57	$108	$215	$432	$37	$71	$94	$198	$400

Proceeds from Joint Ventures (2)	—	—	—	—	—	$2	—	—	—	$2

Basis of Real Estate Sold (3)	$10	$13	$26	$100	$149	$9	$14	$22	$63	$108

(1)	During the 4th quarter of 2008 we sold 130,000 acres in Montana to a conservation buyer for $150 million. The sale is presented as a Conservation sale. The transaction included 59,000 acres of Conservation property, 51,000 acres of Small Non-strategic property, 16,000 acres of HBU/ Recreation property, and 4,000 acres of Development property.

(2)	Not reflected in the Land Sale Statistics (Acres Sold, Price per Acre and Revenue)

(3)	Includes $75 million in the fourth quarter of 2008 for a 130,000 acre conservation sale in Montana and $26 million in the fourth quarter of 2007 for a large non-strategic sale in Wisconsin.

PLUM CREEK TIMBER COMPANY, INC.

DEBT MATURITIES SCHEDULE

December 31, 2008

(UNAUDITED)

	Borrowings (1)
	Principal	Weighted Avg. Interest Rate
Quarterly Maturities through 2010:
1st Qtr 2009	49	7.670%
3rd Qtr 2009	109	8.730%
1st Qtr 2010	52	5.480%
4th Qtr 2010	4	8.050%
Annual Maturities through 2014:
2011	416	7.739%	(2)
2012	604	—	(3)
2013	250	6.663%	(4)
2014	4	8.050%

(1)	Does not include repayments on the company’s $750 million revolving line of credit due in 2011.
(2)	Principal amount composed of senior notes with principal amounts of $74 million, $4 million, $290 million and $48 million and interest rates of 7.970%, 8.050%, 7.660% and 7.830%, respectively.
(3)	Includes $600 million of maturities for the company’s two term credit agreements and senior notes with principal of $4 million and an interest rate of 8.050%. The interest rate on the $350 million term credit agreement is currently based on LIBOR plus 0.45%. The interest rate on the $250 million term credit agreement is currently based on LIBOR plus 1.00%.
(4)	Principal amount composed of senior notes with principal amounts of $4 million, $72 million and $174 million and interest rates of 8.050%, 7.760% and 6.180%, respectively.

Plum Creek Timber Company, Inc

Acreage Ownership by State

(Unaudited)

December 31, 2008
Alabama	100,000
Arkansas	773,000
Florida	600,000
Georgia	784,000
Louisiana	473,000
Maine	929,000
Michigan	602,000
Mississippi	686,000
Montana	1,089,000
New Hampshire	33,000
North Carolina	9,000
Oklahoma	6,000
Oregon	430,000
South Carolina	189,000
Texas	47,000
Vermont	86,000
Washington	121,000
West Virginia	112,000
Wisconsin	320,000

Total	7,389,000